Exhibit 10.1

AMENDMENT NO. 1

TO

DIVIDEND EQUIVALENT RIGHTS

AGREEMENT

UNDER THE

DIAMONDROCK HOSPITALITY COMPANY

2004 STOCK OPTION AND INCENTIVE PLAN

Name of Holder:

No. of Dividend Equivalent Rights:

Grant Date:  March 4, 2008

Amendment Date: December 30, 2008

Original Expiration Date:  March 4, 2018

Amended Expiration Date: March 4, 2016

Pursuant to the DiamondRock Hospitality Company Stock Option and Incentive Plan (the “Plan”) as amended through the date hereof, DiamondRock Hospitality Company (the “Company”) granted to the Holder named above certain Dividend Equivalent Rights (each, a “DER”) described in a DER Agreement dated March 4, 2008 (the “Award Agreement”).

The Company has been advised that the structure of the DER may have adverse tax consequences under Section 409A of the Internal Revenue Code of 1986, as amended.  As a result of that advice, the Company and the Holder wish to amend the DER Agreement in order to reflect the understandings of the parties.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             The introductory sentence of Section 3 of the Award Agreement shall be amended and restated as follows:

3.     Termination. A DER shall terminate on the date (such date shall be referred to as the “DER Termination Date”) that is the earlier of (i) the Amended Expiration Date set forth above, or (ii) a termination event specified below.

2.             Section 3(a) of the Award Agreement shall be deleted in its entirety

3.             Section 3(b) of the Award Agreement shall be renumbered as Section 3(a).

4.             Except as otherwise expressly amended hereby, all of the terms and provisions of the Award Agreement remain unmodified and in full force and effect.

DIAMONDROCK HOSPITALITY COMPANY

By:
Name: Michael Schecter
Title: Executive Vice President, General Counsel and Corporate Secretary

The foregoing Amendment is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned.

Date: December 30, 2008	By:
Name:

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